Exhibit 99.1

Public Service Enterprise Group

PSEG Earnings Conference Call

3rd Quarter 2007

November 1, 2007

Disclaimer Statement

The statements contained in this communication about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of
1995.  Although we believe that our expectations are based on information currently available and on reasonable assumptions, we can give no assurance they will be achieved.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (SEC), and available on our website:
http://www.pseg.com.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with generally accepted accounting principles (GAAP).
Operating Earnings is a non-GAAP financial measure that differs from Net
Income because it excludes the impact of the sale of certain non-core domestic and international assets and costs stemming from the terminated merger agreement with Exelon Corporation. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.  These slides are only intended to be reviewed in conjunction with the oral presentation to which they relate.

PSEG
2007 Q3 Review

Ralph Izzo
Chairman, President and Chief Executive Officer

Q3 2007 EPS Summary

$ 2

--

Merger Related Costs

--

($ 7)

Write Down of Assets

$ 2

$ 6

Discontinued Operations, net of tax

$ 1.47

$ 2.00

EPS from Operating Earnings

$ 374

$ 506

Net Income

$ 372

$ 500

Income from Continuing Operations

$ 370

$ 507

Operating Earnings

Q3 2006

Q3 2007

               $ millions (except EPS)

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

YTD Income Summary

($ 178)

($ 7)

Write Down of Assets

$ 217

($ 17)

Discontinued Operations, net of tax

$ 2.99

$ 4.47

EPS from Operating Earnings

$ 786

$ 1,110

Net Income

$ 569

$ 1,127

Income from Continuing Operations

($ 7)

-

Merger Costs

$ 754

$ 1,134

Operating Earnings

2006

2007

               $ millions (except EPS)

Nine months ended September 30,

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

Earnings – Exceeding Expectations

$0.00

$1.00

$2.00

$3.00

$4.00

$5.00

$6.00

$7.00

2006 Operating

Earnings*

Prior 2007 Guidance

Current 2007

Guidance

2008 Guidance

$4.90 - $5.30

$5.60 - $6.10

$3.71

$5.15 - $5.45

+ 40 – 45%

+ 10%

2007 Guidance
raised by $0.30
in March 2007

Initial
Guidance:
$4.60 - $5.00

* As reported: Excludes Loss on Sale of RGE of $0.70 per share, Merger costs of $0.03 per share and Loss from Discontinued Operations of $0.05 per share
** Percentage change in growth based on mid-point of guidance

PSEG – Meeting Commitments

2007 earnings exceeding guidance

Focus on core businesses

Investments in Latin America received attractive values

Pursuing expansion of peaking capacity

Transmission investment

Meeting commitment to system reliability with major expansion to transmission system / new peaking / customer information

Top quartile operating performance

PSE&G Mid-Atlantic ReliabilityOne Award for 6th consecutive year

Expects to be in a position to resume independent operation of nuclear fleet at year-end

Addressing NJ’s clean energy commitments

Solar initiative

PSE&G to use more energy efficient equipment and vehicles

Meeting our balance sheet goals

S&P outlook revised to stable; commercial paper ratings upgraded

PSEG
2007 Q3 Operating Company Review

Tom O’Flynn

Executive Vice President and Chief Financial Officer
President – PSEG Energy Holdings

Q3 Operating Earnings by Subsidiary

$   370

(18)

97

205

$    86

2006

$   507

(10)

73

338

$   106

2007

Operating Earnings

Per Share

$ Millions (except EPS)

  (0.07)

  (0.04)

Enterprise

$   1.47

$   2.00

PSEG

  0.38

  0.29

PSEG Energy Holdings

  0.82

  1.33

PSEG Power

$   0.34

$   0.42

PSE&G

2006

2007

Quarter ended September 30,

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

YTD Operating Earnings by Subsidiary

$    754

  (50)

193

413

$   198

2006

$  1,134

(43)

134

744

$   299

2007

Operating Earnings

Per Share

$ Millions (except EPS)

  (0.20)

  (0.17)

Enterprise

$   2.99

$   4.47

PSEG

  0.76

  0.53

PSEG Energy Holdings

1.64

  2.93

PSEG Power

$   0.79

$   1.18

PSE&G

2006

2007

Nine months ended September 30,

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

0.00

1.00

2.00

3.00

PSEG EPS Reconciliation – Q3 2006 versus Q3 2007

Q3 2007
operating
earnings

Q3 2006
operating
earnings

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

Rate relief   .06

Weather    (.01)

Appliance Service
.01

Interest expense,
change in shares
& other  .02

Recontracting/
Strong operations
.55

MTM   (.03)

O&M    (.03)

Other   .02

Global

International .01

G&A  .01

Interest &  taxes (.06)

Texas – MTM &

Operations    (.07)

Interest
.03

Resources

NWA settlement .02

Interest expense  .02

Lease income    (.02)

$1.47

$.08

$0.51

$(.09)

$.03

$2.00

PSE&G

Power

Holdings

Enterprise

0.00

1.00

2.00

3.00

4.00

5.00

PSEG EPS Reconciliation – YTD 2006 versus YTD 2007

9 months 2007
operating
earnings

9 months 2006
operating
earnings

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

Rate relief  .23

Weather  .08

Volume/
demand  .05

Appliance Service
.02

Interest expense,
change in shares &
other  .01

Recontracting /
strong operations
1.16

BGSS & other  .18

Effective tax rate /
change in shares
.02

MTM   (.04)

Depreciation,
interest &

other   (.02)

O&M  (.01)

Interest   .03

$2.99

$0.39

$1.29

$(0.23)

$0.03

$4.47

PSE&G

Power

Holdings

Enterprise

Global

Settlement & gain  .04

RGE  (.04)

International
Operations - Italy (.08),

SAESA .04

Texas – MTM &
Operations    (.19)

Resources

NWA settlement .02

Lease income    (.04)

Interest, G&A & other
.02

PSEG Power
2007 Q3 Review

PSEG Power – Q3 2007 EPS Summary

$ 125

$ 1,455

$ 1,580

Operating Revenues

$ 0.51

$ 0.82

$ 1.33

EPS from Operating Earnings

$ 134

$ 205

$ 339

Net Income

$ 3

($ 2)

$ 1

Discontinued Operations, net of tax

$ 131

$ 207

$ 338

Income from Continuing Operations

$ 133

$ 205

$ 338

Operating Earnings

Variance

Q3 2006

Q3 2007

               $ millions (except EPS)

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

.82

.55

(.03)

(.03)

.02

1.33

0.00

0.50

1.00

1.50

Recontracting &
Strong operations
.55

PSEG Power EPS Reconciliation – Q3 2006 versus Q3 2007

Q3 2007
operating
earnings

Q3 2006
operating
earnings

O&M  (.03)

Mark-to-
Market (.03)

Other:

Effective tax rate    .03

Change in shares  (.01)

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

0%

25%

50%

75%

100%

Summer capacity factor averaging above 98%

2006

2007

Nuclear Fleet Maintains Strong Operating Performance

Salem

Hope Creek

PSEG Power – Generation Measures

7.3

7.4

3.9

3.8

3.8

4.0

0

4

8

12

16

2006

2007

21.8

21.8

11.2

10.0

7.1

9.0

0

15

30

45

2006

2007

28.9

29.2

15.0

13.9

8.4

10.8

0

20

40

60

2006

2007

3rd Quarter

Nine months ended 9/30

Trailing Twelve Months
(ended 9/30/07)

Total Nuclear

Total Coal

Total Oil &
Natural Gas*

* Includes figures for Pumped Storage

PSEG Power – Generation (MWh)

15.0

15.2

40.1

40.8

52.3

53.9

Prices and Operations Yield Margin Increase of 37% Quarter over Quarter

$0

$20

$40

$60

Q3 2006

Q3 2007

PSEG Power Realized Gross Margin
($/MWh)

$41

$56

$0

$20

$40

$60

9 Months 2006

9 Months 2007

$38

$50

RPM Capacity Auction – Transparent Pricing Model

Delivery Year

($MW/Day)

  $97.82

$111.92

$191.32

---

$191.32

$148.80

2009 / 2010

2008 / 2009

2007 / 2008

Zones

$40.80

Rest of Pool

---

MAAC & APS

$197.67

Eastern MAAC

Auctions scheduled in the next year provide transition through the
2011-2012 delivery year.

Results from PJM’s third capacity auction under the Reliability Pricing
Model for the 2009-2010 delivery year provided strong price signals.

May 2008

2011 – 2012

Annual base auction in May of each
subsequent year

January 2008

2010 – 2011

Auction Date

Planning Year

Future auction pricing to be influenced by increase in number of zones, load growth, new transmission, avoided cost for units, and capacity available.

RPM is Working

RPM has had an influence on the market – forced outage rates declining, retirements slowing, more DSM bid into market.

PSEG Power is taking steps to add 300 - 400MW ($250 - $350
million) of new gas-fired peaking capacity that could be bid into
PJM’s Reliability Pricing Model (RPM) base residual auctions in
2008.

PSEG Power has requested that PJM perform a feasibility study to determine the system impact of adding as much as 1,000MW
of new gas-fired capacity at some of its existing generating stations located in the eastern MAAC reliability region.

The final decision to proceed with construction would take into account capital and interconnection costs, available siting and potential for environmental limitations.

PSEG Power – Q3 Highlights

Operations:

Generation output increased

Nuclear: 1.1%

Fossil:  2.4%

Expects to be in a position to resume independent operation of Salem and Hope Creek by year-end

NRC approval of Hope Creek 125 MW uprate expected by spring
2008

Markets:

Benefiting from roll-off of below market contracts

RPM pricing effective June 1, 2007 for 2007-2008 delivery year

Improved pricing for energy in PJM, New York and New England

Financial:

$250 million dividend paid to Enterprise

PSE&G
2007 Q3 Review

PSE&G – Q3 2007 EPS Summary

$ 0.08

$ 0.34

$ 0.42

EPS from Operating Earnings

$ 19

$ 87

$ 106

Income from Continuing Operations/
Net Income

$ 20

$ 86

$ 106

Operating Earnings

$ 135

$ 1,971

$ 2,106

Operating Revenues

Variance

Q3 2006

Q3 2007

               $ millions (except EPS)

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

.34

.06

(.01)

.03

.42

0.00

0.10

0.20

0.30

0.40

0.50

Rate relief:

Gas    .04

Electric  .02

PSE&G EPS Reconciliation – Q3 2006 versus Q3 2007

Q3 2007
operating
earnings

Q3 2006
operating
earnings

Weather:

Electric    (.01)

Other

Appliance
service   .01

Interest expense,
change in shares &
other   .02

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

PSE&G – Q3 Highlights

Operations

Sales growth reflects:

Weather normalized growth in residential and commercial electric customer demand of

3.2% and 3.6%, respectively

Industrial electric demand reflects customer loss

Weather – cooler than normal

Mid-Atlantic ReliabilityOne Award – six years running

O&M growth less than inflation

Regulatory

PSE&G advocates a strong role for gas and electric utilities in meeting the state’s energy efficiency goals.

Awaiting BPU response to $100 million solar initiative

NJ Energy Master Plan – draft proposal expected before year-end

Financial

Transmission projects represent potential $1 billion investment over 5-8 years beginning 2008

PSE&G paid $100 million in dividends to PSEG in September

PSEG Energy Holdings
2007 Q3 Review

PSEG Energy Holdings – Q3 2007 EPS Summary

($ 7)

--

($ 7)

Write Down of Assets

($ 0.09)

$ 0.38

$ 0.29

EPS from Operating Earnings

($ 30)

$ 101

$ 71

Net Income

$ 1

$ 4

$ 5

Discontinued Operations, net of tax

($ 31)

$ 97

$ 66

Income from Continuing Operations

($ 24)

$ 97

$ 73

Operating Earnings

Variance

Q3 2006

Q3 2007

               $ millions (except EPS)

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

.29

.02

(.06)

(.05)

.38

0.00

0.15

0.30

0.45

PSEG Energy Holdings EPS Reconciliation – Q3 2006 versus Q3 2007

Q3 2007
operating
earnings

Q3 2006
operating
earnings

Global

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

Texas

MTM    (.06)

Operations   (.01)

International

SAESA  .01

G&A  .01

Interest   (.03)

Taxes      (.03)

NWA settlement
.02

Interest
.02

Lease income
(.02)

Resources

PSEG Energy Holdings – Q3 Highlights

Operations:

            Global

Italian biomass generation plant resumed operations in June after extended outage; now at full capacity

Latin America distribution businesses performing well

Markets:

            Global

Economic growth driving strong demand

Valuations remain strong for international assets

Texas near-term spark spreads lower with mild weather

Financial:

            Global

Electroandes sale for $390 million closed on October 17

Reached agreement on sale of Chilquinta and Luz del Sur for $685 million

$7 million after-tax impairment on Turboven recognized in quarter

$158 million payment to Energy Holdings in September 2007 from proceeds of SAESA debt issuance

$41

$175

$104

$129

$50

$13

$(40)

$(35)

$(24)

Improved risk profile by reducing capital invested in non-strategic assets while increasing returns and sharpening focus on G&A

2004

2006

$2.6B

$2.0B

Chile
&
Peru

US

Other

$900M

$400M

$1.3B

$150M

$500M

$1.4B

35%

15%

50%

7%

68%

25%

$317M**

56%

49%

2004

2006

2007

Projected

$195M**

$205M-$225M**

Composition of Global’s Pre-tax
Contribution by Region*

G&A

Chile &
Peru

US

Other

26%

53%

21%

4%

41%

55%

Global’s Invested Capital

$500M

$1.2 B

12/31/07
Projected

$1.1B***

43%

47%

*   Includes both consolidated and unconsolidated investments after project debt, before allocation of parent debt

** Excludes interest, taxes, G&A and other corporate items to arrive at Global’s Operating Earnings, includes Electroandes,Chilquinta and LDS (33%)

***Assumes the closing of Chilquinta and LDS prior to year end

09/30/07

$1.8B

$470M

$500M

64%

29%

$150M

7%

$100M

10%

-5%

PSEG
2007 Q3 Review

Summary of Q3 Fundamental Factors

Operations

Power’s generation output increased 1.7% over last year’s levels

Domestic distribution and transmission assets provide safe and secure supply

Latin America assets benefit from economic growth

Markets

Weather normalized electric demand growth within expectations

Generating assets see strong, functioning energy and capacity markets

International asset values being recognized

Financials

Dividend payments from operating companies support parent level debt reductions

PSEG stopped issuing new and treasury shares for shareholder dividend reinvestment programs.

Cash Outlook – Forecast Intact

We remain comfortable with forecasted improvement in

cash

Operating income exceeding expectations

Successful asset sales

Planned rate mechanisms for transmission investments
would provide cash recovery during construction

Excess cash between $1.5 billion and $2.0 billion will be
available through 2011

Excess cash expected to be used to retire debt; once
debt targets are met, cash will be available for investment
and/or share repurchase

Increasing 2007 Operating Earnings Guidance

$5.15 - $5.45

$1,305 - $1,410

($55) – ($45)

$110 - $135

$360 - $380

$890 - $940

Current

($55) – ($45)

Parent

$4.90 - $5.30

Earnings per Share

$1,245 - $1,370

Operating Earnings

$120 - $135

PSEG Energy Holdings

$ 340 - $360

PSE&G

$ 840 - $920

PSEG Power

Prior

$ millions (except EPS)

Items Excluded from Net Income to Reconcile to Operating Earnings

Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

$ Millions (except EPS)

2007

2006

2007

2006

2007

2006

2007

2006

Merger related Costs:

       PSE&G

-

$

1

$

-

$

(1)

$

       Power

-

2

-

-

       Enterprise

-

(1)

-

(6)

            Total Merger Related Costs

-

$

2

$

-

$

(7)

$

-

$

-

$

-

$

(0.03)

$

Write Down of Assets (Holdings)

(7)

$

-

$

(7)

$

(178)

$

(0.03)

$

-

$

(0.03)

$

(0.70)

$

Discontinued Operations:

      Power - Lawrenceburg

1

$

(2)

$

(8)

$

(19)

$

-

$

(0.01)

$

(0.03)

$

(0.08)

$

      Holdings:

           Elcho and Skawina

-

$

-

$

-

$

227

$

           Electroandes

5

4

(9)

9

                Total Holdings

5

$

4

$

(9)

$

236

$

0.02

$

0.02

$

(0.04)

$

0.94

$

                Total Discontinued Operations

6

$

2

$

(17)

$

217

$

0.02

$

0.01

$

(0.07)

$

0.86

$

Quarter Ended Sept. 30,

Nine Months Ended Sept. 30,

Impact to PSEG EPS

Quarter Ended Sept.  30,

Nine Months Ended Sept. 30,